            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form N-4 of the Seasons Elite and Seasons Triple Elite Variable Annuities for FS Variable Annuity Account Five of First SunAmerica Life Insurance Company of our report dated April 24, 2008, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007. We also consent to the incorporation by reference in such Registration Statement of our report dated July 23, 2007, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of FS Variable Annuity Account Five at April 30, 2007, and the related statement of operations for the year then ended, and the related statement of changes in net assets for the two years ended April 30, 2007. We also consent to the incorporation by reference in such Registration Statement of our report dated February 28, 2008 (which contains an adverse opinion on the effectiveness of internal control over financial reporting), relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2007. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 24, 2008

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form N-4 of the Seasons Elite and Seasons Triple Elite Variable Annuities for FS Variable Annuity Account Five of First SunAmerica Life Insurance Company of our report dated April 25, 2008, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2007 and 2006, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the three years in the period ended December 31, 2007. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
New York, New York
April 25, 2008